SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
Chartwell Dividend and Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809
Wilmington, Delaware
March 22, 2006
To Our Shareholders:
      It is our pleasure to invite you to your Fund’s Annual Meeting of Shareholders to be held at the offices of PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, on April 19, 2006, at 8:30 a.m. Formal notice of the Annual Meeting appears on the next page and is followed by the Proxy Statement.
      The only matter upon which you, as a shareholder of the Fund, are being asked to vote on is the election of two Class I Directors to serve for a term of three years. The Board of Directors recommends that you elect to the Board the two current Directors who are standing for election.
      We hope you will be able to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.
      The Annual Report of the Chartwell Dividend and Income Fund, Inc. for the year ended November 30, 2005 has previously been mailed to shareholders of record. The Annual Report is not to be considered proxy soliciting material.

Sincerely,

Winthrop S. Jessup
Chairman
YOUR VOTE IS IMPORTANT
          We consider the vote of each Shareholder important, whatever the number of shares held. Please sign, date and return your proxy in the enclosed envelope at your earliest convenience. The prompt return of your proxy will save expense to your Fund.

CHARTWELL DIVIDEND AND INCOME FUND, INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wilmington, Delaware
March 22, 2006
To the Shareholders of
  Chartwell Dividend and Income Fund, Inc.:
      The Annual Meeting of Shareholders of Chartwell Dividend and Income Fund, Inc. (the “Fund”) will be held at PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 19, 2006, at 8:30 a.m., for the following purposes:

1. To elect two Directors of the Fund to hold office for a term of three years and until his successor is duly elected and qualified.

2. To transact such other business as may properly come before the meeting or adjournments thereof.
      The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 1, 2006 are entitled to receive notice of and to vote at the Meeting. IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, WE URGE YOU TO FILL IN, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

Michael P. Malloy
Secretary

ANNUAL MEETING OF SHAREHOLDERS
OF
CHARTWELL DIVIDEND AND INCOME FUND, INC.
103 Bellevue Parkway
Wilmington, Delaware 19809

PROXY STATEMENT

March 22, 2006
INTRODUCTION
      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chartwell Dividend and Income Fund, Inc., a Maryland corporation (the “Fund”), for use at the Fund’s Annual Meeting of Shareholders to be held at PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, on Wednesday, April 19, 2006, at 8:30 a.m., and at any adjournment thereof (the “Meeting”). This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders, and the accompanying proxy are being mailed to shareholders on or about March 22, 2006.
      The Board of Directors has fixed the close of business on March 1, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). The outstanding voting shares of the Fund as of the Record Date consisted of 16,731,247 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted “FOR” the election of the nominees for Director (Proposal One). Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing another proxy of a later date or by personally voting at the Meeting.
      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. With respect to Proposal One, which is a matter to be determined by a plurality of votes cast on such matter, neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the shareholder vote. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on such proposals in the discretion of the person or persons holding the proxies.
      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

      Costs of soliciting proxies will be borne by the Fund. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mail, some of the officers of the Fund and persons affiliated with Chartwell Investment Partners, L.P., the Fund’s investment adviser (the “Adviser”), may, without remuneration, solicit proxies personally or by telephone or telefax.
      The Fund prepares and mails to its Shareholders financial reports on a semi-annual basis. The Fund will furnish to Shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for the fiscal year ended November 30, 2005. Requests for such Annual Report should be directed to the Fund c/o SEI Investments Global Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 or telephone toll-free 1-866-585-6552. The Annual Report is not to be regarded as proxy soliciting material.
ELECTION OF DIRECTOR
(Proposal One)
      At the Meeting, shareholders will be asked to elect two (2) Directors to the Fund’s Board of Directors. The Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, has nominated Kenneth F. Herlihy and C. Warren Ormerod to serve as Class I Directors to hold office until the Annual Meeting of Shareholders in 2009, or thereafter when their respective successors are duly elected and qualified. It is the intention of the persons named in the accompanying proxy card to vote in favor of election of Messrs. Herlihy and Ormerod.
      Pursuant to the Charter and By-Laws of the Fund, the Board of Directors is divided into three classes, as nearly equal in number as possible. Each Director serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of five Directors, whose class and term of office are as follows: Class I: Messrs. Kenneth F. Herlihy and C. Warren Ormerod — term expires in 2006; Class II: Mr. Bernard P. Schaffer — term expires in 2007; and Class III: Messrs. Winthrop S. Jessup and George W. Grosz — term expires in 2008. All of the current members of the Board of Directors have previously been elected by the Fund’s shareholders.
      Two of the Directors, Messrs. Herlihy and Ormerod are standing for re-election by shareholders to serve as Class I Directors until the Fund’s 2009 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. Each nominee has indicated his intention to continue to serve if elected and has consented to being named in the Proxy Statement. The Board of Directors of the Fund knows of no reason why the nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.
      Directors, including those who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Directors”), shall be elected by the affirmative vote of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. In order for any other persons to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information required by the Secretary of the Fund. This Proxy Statement is expected to be mailed on March 22, 2006 and, if such occurs, any such notice must be received by the Fund on or before April 1, 2006.

      The following table sets forth certain information regarding the nominees for election as Class I Directors, and each other Director of the Fund whose term of office continues beyond the Meeting:

			Number
			of Funds
			in Fund
	Position(s)	Term of Office	Complex	Principal Occupation(s)
Name, Age	Held With	and Length of	Overseen	During Past Five Years;
And Address(1)	the Fund	Time Served	by Director	Other Directorships

Class I Directors (Current Directors and Nominees for a Term Expiring at the Annual Meeting to be held in 2009)
Independent Directors
Kenneth F. Herlihy
Age 77	Class I Director	Term expires 2006; Director since 1998	1	Sculptor, who has worked independently since his retirement from the mutual fund industry in 1987.
C. Warren Ormerod
Age 69	Class I Director	Term expires 2006; Director since 2001	1	Chairman and Managing Director, NorthStar Asset Management (since 2000); Managing Partner, Stratton Management Company (1992-2000).

Class II Director (Term Expiring at the Annual Meeting to be held in 2007)
Interested Director*
Bernard P. Schaffer
Age 61	Class II Director and Vice President	Term expires 2007; Director since 1998	1	Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner of Chartwell G.P., Inc. (since 1997).

Class III Directors (Term Expiring at the Annual Meeting to be held in 2008)
Independent Director
George W. Grosz
Age 68	Class III Director	Current term expires 2008; Director since 2000	1	Consultant (since 1996); President and CEO of Meridian Asset Management Co (1994-1996); Director, FBR National Trust Company (since 2001); Director, Guardian Trust Company FSB (a wholly owned subsidiary of Guardian Life Insurance Company of America) (since 1999).

Number
of Funds
in Fund
	Position(s)	Term of Office	Complex	Principal Occupation(s)
Name, Age	Held With	and Length of	Overseen	During Past Five Years;
And Address(1)	the Fund	Time Served	by Director	Other Directorships

Interested Director*
Winthrop S. Jessup
Age 60	Class III Director, Chairman of the Board and President	Current term expires 2008; Director since 1998	1	Limited Partner, Chartwell Investment Partners, L.P. and Chartwell G.P. Inc. (since 1997); Managing Partner, Chartwell Investment Partners, L.P. and Chartwell G.P., Inc. (1997 to 2005); Director, Georgia Banking Company (since 1998).

*	These Directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in the Adviser and are officers of the Fund.

(1)	Unless otherwise noted, the business address of each officer and Director of the Fund is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

Officers of the Fund
      The following table shows certain information about the officers of the Fund. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

Name, Address(1)		Principal Occupation(s)
and Age of Officer	Position(s) Held with the Fund	During Past Five Years

Winthrop S. Jessup
Age 60	Chairman of the Board, President and Director (since 1998)	See biography above.
Bernard P. Schaffer
Age 61	Vice President and Director (since 1998)	See biography above.
Kevin A. Melich
Age 63	Vice President (since 1998)	Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and of Chartwell G.P., Inc. (since 1997).
Timothy J. Riddle
Age 50	Vice President (since 1998)	Managing Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc. (since 1997).
G. Gregory Hagar
Age 37	Vice President (since 1998), Treasurer and Chief Compliance Officer (since 2004)	Partner, Chief Financial Officer of Chartwell Investment Partners, L.P. (since 1997).
Andrew S. Toburen
Age 34	Vice President (since 2003)	Fixed Income Portfolio Manager, Chartwell Investment Partners, L.P. (since 1997).

Name, Address(1)		Principal Occupation(s)
and Age of Officer	Position(s) Held with the Fund	During Past Five Years

Michael P. Malloy(2)
Age 46	Secretary (since 1998)	Partner in the law firm of Drinker Biddle & Reath LLP (since 1993).
Maria E. Pollack
Age 60	Assistant Secretary (since 1998)	Director of Client Administration for Chartwell Investment Partners L.P. (since 1997).

(1)	Unless otherwise noted, the business address of each officer and Director of the Fund is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

(2)	Mr. Malloy’s business address is One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

Ownership of Fund Shares
      The following table provides information concerning the number and dollar range of equity securities in the Fund owned beneficially by each Director and nominee for Director as of January 31, 2006:

Aggregate Dollar Range
		of Equity Securities in	Number
		All Funds Overseen by	of Shares
	Dollar Range of	Director or Nominee in	Beneficially	Percent of
	Equity Securities	Family of Investment	Owned in	Class in
Name of Director/Nominee	in the Fund(1)	Companies	the Fund	the Fund

Independent Directors/ Nominees
George W. Grosz	over $100,000	over $100,000	10,000	**
Kenneth F. Herlihy	$-0-	$-0-	-0-	-0-
C. Warren Ormerod	$-0-	$-0-	-0-	-0-
Interested Directors*
Winthrop S. Jessup	$50,001 - $100,000	$50,001 - $100,000	6,569	**
Bernard P. Schaffer	$10,001 - $50,000	$10,001 - $50,000	4,311	**

*	These Directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in the Adviser and are officers of the Fund.

**	Less than 1%.

(1)	The information concerning the dollar value of equity securities beneficially owned by each Director is based on statements furnished to the Fund by each Director. All shares represented in this table are owned with sole voting and investment power. None of the Independent Directors or their family members owned beneficially or of record any securities of the Fund’s investment adviser or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser.
      To the knowledge of the Fund’s management, the current Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund as of the Record Date. As of this date, no person, to the knowledge of the Fund’s management, owned beneficially more than 5% of the voting shares of the Fund.

Compensation of Directors
      No officer or Director of the Fund who is also a director, officer or employee of the investment adviser or its affiliates received any remuneration from the Fund during 2005. The Independent Directors taken as a group were either paid or had accrued Directors’ fees during the fiscal year ended November 30, 2005 in the aggregate amount of $24,250. Until 2006, the basis of compensation for the Independent Directors was a fee of

$1,500 for each regular Board meeting attended, $750 for each special meeting attended, plus $1,000 per year for audit committee members and an additional fee of $250 per year for the chairman of the audit committee. Effective January 18, 2006, the compensation of Directors who are not also directors, officers or employees of the investment adviser increased to $2,000 for each regular Board meeting attended and the additional fee of $250 per year payable to the audit committee chairman was eliminated. The $750 special meeting fee and the $1,000 per year audit committee fee have not been changed. Each Independent Director of the Fund is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.
      Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Fund, is a partner, received fees during the year ended November 30, 2005 for services rendered as the Fund’s legal counsel.
      The following table provides information concerning the compensation paid by the Fund to Directors for services rendered during the Fund’s fiscal year ended November 30, 2005. The Fund has no bonus, profit sharing, pension or retirement plans.
COMPENSATION TABLE

Total
		Pension or		Compensation
		Retirement		From Fund and
	Aggregate	Benefits Accrued	Estimated Annual	Fund Complex
	Compensation	As Part of Fund	Benefits Upon	Paid To
Name of Person	From Fund	Expenses	Retirement	Directors

Independent Directors
George W. Grosz	$7,000	$-0-	$-0-	$7,000
Kenneth F. Herlihy	$7,250	$-0-	$-0-	$7,250
C. Warren Ormerod	$7,000	$-0-	$-0-	$7,000
Interested Directors*
Winthrop S. Jessup	$-0-	$-0-	$-0-	$-0-
Bernard P. Schaffer	$-0-	$-0-	$-0-	$-0-

*	These Directors are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 because they are partners in the Adviser and are officers of the Fund.

Standing Committees and Board of Directors’ Meetings
      The Fund has a standing Audit Committee of the Board comprised of all Directors who are not “interested persons” of the Fund, the Fund’s investment adviser or their affiliates within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange applicable listing standards. Currently, Messrs. Herlihy, Grosz and Ormerod serve as members of the Audit Committee. The Audit Committee is responsible for the selection and engagement of the Fund’s independent auditors (subject to ratification by the Fund’s Independent Directors), including evaluating such auditors’ independence and pre-approving audit and non-audit services, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and accounting. In addition, the Audit Committee serves as the Fund’s Qualified Legal Compliance Committee. The Audit Committee has a written Charter. The Audit Committee held two meetings during the fiscal year ended November 30, 2005.
      The Fund also has a standing Nominating Committee of the Board that acts pursuant to a written charter. The Nominating Committee is responsible for selecting and nominating for consideration by the full Board candidates to be considered for election/appointment as additional Independent Directors of the Board. The Nominating Committee currently consists of Messrs. Herlihy, Grosz and Ormerod. None of the members of the Nominating Committee is an “interested person” of the Fund as that term is defined in the 1940 Act and each member of the Nominating Committee is independent as defined under the listing standards of the

New York Stock Exchange. A copy of the Nominating Committee’s charter was attached to the Fund’s 2004 Proxy Statement as Annex B. It is not included on the Fund’s website. The Nominating Committee did not meet during the fiscal year ended November 30, 2005.
      Other than as described in its charter, the Nominating Committee has not adopted a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. The Nominating Committee does not have at this time specific, minimum qualifications for nominees and has not established formal specific qualities or skills that it regards as necessary for one or more the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant, which may include: whether the person is an “interested person” as defined under the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Fund’s Board of Directors; whether the person has any relationships that may impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether the person serves on any boards of, or is otherwise affiliated with, competing financial service organizations or their related funds; whether the person is willing to serve and willing and able to commit the time necessary for the performance of duties of a director of the Fund; the contribution which the person can make to the Board and the Fund, with consideration being given to the person’s business acumen, professional experience, education and such other factors as the Committee may consider relevant; and the character and integrity of the person.
      The Nominating Committee will consider Independent Director nominees recommended by shareholders should a vacancy among the Independent Directors arise. Currently, there are no vacancies. Shareholders who wish to recommend a nominee should send a written request addressed to the Secretary of the Fund which includes the shareholder’s contact information, the proposed candidate’s biographical data and qualifications, and all other information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors under Regulation 14A of the Securities Exchange Act of 1934. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the Fund’s shareholders. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals to be included in the Fund’s proxy statement for its next annual meeting. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies among the Independent Directors. All nominee recommendations from Fund shareholders will be acknowledged, although there may be times when the Committee is not actively recruiting new Independent Directors. In those circumstances, the nominee recommendation will be kept on file until active recruitment is under way. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee. The Nominating Committee does not evaluate nominees for Director differently based on whether the nominee is recommended by a security holder. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.
      No nominee recommendations have been received by shareholders.
      The Fund has a standing Fair Value Committee whose function is to monitor the valuation of portfolio securities and other investments and, as authorized by the Board of Directors, to make all necessary determinations of fair value for the portfolio holdings for which market quotations are not readily available, after consideration of all relevant factors, and report such determinations to the full Board. The Fair Value Committee consists of six members: two Directors of the Fund (Messrs. Jessup and Schaffer); two officers of the Fund (Messrs. Hagar and Toburen); and two representatives of SEI Investments Global Funds Services, the Fund’s administrator (Jennifer Spratley and Robert Morrow). The Fair Value Committee held no meetings during the fiscal year ended November 30, 2005.
      The Fund has no compensation committee of the Board of Directors.

      During the Fund’s last fiscal year, the Board of Directors held four regularly scheduled meetings. For the fiscal year ended November 30, 2005, each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board held during the period on which he served. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of shareholders but encourages such attendance. All of the Directors then in office attended the Fund’s 2005 annual meeting of shareholders.
      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE FUND.
REPORT OF THE AUDIT COMMITTEE;
INFORMATION REGARDING THE FUND’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm
      On March 15, 2006, the Fund’s Audit Committee selected, and the Fund’s Independent Directors ratified the selection of, the firm of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to audit the financial statements of the Fund for the fiscal year ending November 30, 2006. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of its independent registered public accounting firm.
      On March 2, 2006, PricewaterhouseCoopers LLP (“PwC”) resigned as the Fund’s independent registered public accounting firm effective upon the Board’s approval of the new registered public accounting firm. During the Fund’s two most recent fiscal years ended November 30, 2005 and 2004, PwC’s reports on the Fund’s financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s two most recent fiscal years ended November 30, 2005 and 2004 and the interim period commencing December 1, 2005 and ending March 15, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund’s two most recent fiscal years and the subsequent interim period ended March 15, 2006, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 2004.
      During the Fund’s two most recent fiscal years ended November 30, 2005 and 2004 and the subsequent interim period ended March 15, 2006, neither the Fund nor anyone on its behalf has consulted Ernst & Young on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
      Representatives of PwC are not expected to be present at the Meeting. Representatives of Ernst & Young are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from shareholders, if necessary.

Report of the Audit Committee
      The Fund’s Board of Directors has adopted and approved a formal written charter for the Audit Committee, which sets forth the Committee’s responsibilities. As required by the charter, the Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board No. 1 and has discussed with PwC its independence with respect to the Fund. The Fund has been advised by PwC that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of January 18, 2006.

      The Fund’s financial statements for the fiscal year ended November 30, 2005 were audited by PwC. The Audit Committee has reviewed and discussed the Fund’s audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended November 30, 2005.

Kenneth F. Herlihy,
Chairman of the Audit Committee
George W. Grosz,
Member of the Audit Committee
C. Warren Ormerod,
Member of the Audit Committee

Audit Fees
      The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $47,150 for the fiscal year ended November 30, 2005 and $44,000 for the fiscal year ended November 30, 2004.

Audit-Related Fees
      The aggregate fees billed by PwC for audit related services amounted to $20,600 for the fiscal year ended November 30, 2005 and $19,500 for the fiscal year ended November 30, 2004. These fees were for agreed-upon procedures performed on behalf of the Fund to verify compliance with asset coverage and maintenance tests with respect to the Fund’s commercial paper program.

Tax Fees
      The aggregate fees paid for tax-related services, including tax compliance, tax advice and tax return preparation, rendered by PwC to the Fund were $4,700 for the fiscal year ended November 30, 2005 and $4,400 for the fiscal year ended November 30, 2004.

All Other Fees
      No fees were billed to the Fund by PwC for any other services for the fiscal years ended November 30, 2005 and November 30, 2004.
      PwC did not render any audit, audit-related, tax or any other services to the Fund’s investment adviser or entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund for the fiscal year ended November 30, 2005 or for the fiscal year ended November 30, 2004.

Audit Committee Pre-Approval Policies and Procedures
      As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee. The Audit Committee pre-approved audit and non-audit services provided by PwC to the Fund in 2005.

Aggregate Non-Audit Fees
      The aggregate non-audit fees for services provided to the Fund, the Adviser, and any entities that control, are controlled by or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended November 30, 2005 and 2004 were $25,300 and $23,900, respectively. In recommending the approval of PwC as the Fund’s independent auditors for the fiscal years ended November 30, 2005 and 2004, the Audit Committee considered whether the services described above, including all non-audit services rendered to the Fund, the Adviser or an affiliate of the Adviser that provides ongoing services to the Fund, were compatible with maintaining the independence of PwC.
OTHER BUSINESS
      The management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), a Shareholder must notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as required by the Secretary of the Fund. This Proxy Statement is expected to be mailed to Shareholders on March 22, 2006, and, if such occurs, any such notice must be received by the Fund on or before April 1, 2006.
ADDITIONAL INFORMATION

Investment Adviser and Administrator
      Chartwell Investment Partners, L.P. serves as investment adviser for the Fund and is located at 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312. SEI Investments Global Funds Services serves as administrator for the Fund and is located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s Directors, officers, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that its Reporting Persons complied with the applicable filing requirements during the fiscal year ended November 30, 2005.

Shareholder Proposals — 2007 Annual Meeting
      A Shareholder who intends to present a proposal which relates to a proper subject for Shareholder action at the 2007 Annual Meeting of Shareholders, and who wishes such proposal to be considered for inclusion in the Fund’s proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund’s principal executive offices by November 22, 2006. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its Secretary.

Shareholder Communications with the Board of Directors
      Fund shareholders who want to communicate with the Board or any individual Board member with respect to matters relating to the Fund should send a written communication addressed to the Board of Directors or the individual Board member, c/o Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating committee and outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.
March 22, 2006
SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

FORM OF PROXY CARD
CHARTWELL DIVIDEND AND INCOME FUND, INC.
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE “FUND”) FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2006 AT 8:30 A.M. AT THE OFFICES OF PFPC INC., 103 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.
     The undersigned hereby appoints Timothy Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Annual Meeting, upon the following matter, and upon any other matter which may properly come before the Annual Meeting, at their discretion.
ELECTION OF DIRECTORS:
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL NOMINEES.
1.	Class I Directors (term expires 2009):
☐	To vote FOR All Nominees Listed

☐	To WITHHOLD Authority To Vote For All Nominees Listed

☐	For All Except — To withhold a vote for a specific nominee, mark this box with an X and the appropriately numbered box from the list at the right
01-Kenneth F. Herlihy ☐
02-C. Warren Ormerod ☐
In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of all nominees in Proposal 1 and with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of shareholders of the Fund and the Proxy Statement.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Sign here exactly as name(s) appear(s) hereon

Date:
IMPORTANT - Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.